                              MORTGAGE, ASSIGNMENT
                                       AND
                               SECURITY AGREEMENT

                                      FROM

                             PERFORMANCE DODGE, INC.
                             an Oklahoma Corporation

                                       TO

                      GENERAL MOTORS ACCEPTANCE CORPORATION

                                    Mortgagee

                            Dated December 4th, 1995

THIS INSTRUMENT IS A MORTGAGE ON BOTH REAL AND PERSONAL PROPERTY AND IS AMONG OTHER THINGS A MORTGAGE OF CHATTELS, A SECURITY AGREEMENT AND FINANCING STATEMENT.

"THIS INSTRUMENT CONTAINS AFTER ACQUIRED PROPERTY PROVISIONS."

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                   MORTGAGE, ASSIGNMENT AND SECURITY AGREEMENT

     THIS MORTGAGE AND SECURITY AGREEMENT is made as of the 4th day of December, 1995, by Performance Dodge, Inc., an Oklahoma Corporation, having notice address at 7609 S.E. 29th Street, Midwest City, Oklahoma 73110 (the "Mortgagor") and General Motors Acceptance Corporation, having a notice address at 6303 Waterford Boulevard, Suite 100, Oklahoma City, Oklahoma 73118 (the "Mortgagee").

                              W I T N E S S E T H:

     WHEREAS, Mortgagor is indebted to Mortgagee in the sum of $5,550,000.00 with interest thereon according to the terms of two certain Promissory Notes of even date herewith;

     NOW, THEREFORE, Mortgagor, for an in consideration of the premises and of Mortgagor's obligations as hereinafter described, has granted, bargained, sold, warranted, mortgaged, assigned, transferred, and conveyed, and by these presents does grant, bargain, sell, warrant, mortgage, assign, transfer and convey unto Mortgagee all of Mortgagor's right, title and interest, whether now owned or hereafter acquired, in all of the hereinafter described properties, rights and interests; and as such properties, rights and interests consist of fixtures or proceeds of collateral defined in or subject to the applicable provisions of the Oklahoma Uniform Commercial Code, the Mortgagor grants to Mortgagee a security interest therein:

     Two tracts of land lying and situated in the Southeast Quarter (SE/4) of Section Ten (10), Township Eleven (11) North, Range Two (2) West of the Indian Meridian, Oklahoma County, Oklahoma, more particularly described upon Exhibit "A" hereto attached and made a part hereof;

     LESS AND EXCEPT any interest in and to oil, gas and other minerals therein and thereunder and all rights, interests and estates of whatsoever nature incident thereto or arising therefrom, and subject to recorded easements, together with all and singular the tenements, hereditaments and appurtenances thereof; all surface damages and other payments associated with the exercise of any mineral interest or right relating to the Mortgaged Property; all buildings, improvements and fixtures now or hereafter constructed or located thereon.

     The foregoing items of real and personal property are hereafter collectively called the "Mortgaged Property" and are hereby declared to be subject to the mortgage lien and security interest created by this Mortgage to secure the payment of the indebtedness and performance of the obligations herein described.


                                        1

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     TO HAVE AND TO HOLD the Mortgaged Property with all the rights, improvements and appurtenances thereunto belonging, or in anywise appertaining, unto the Mortgagee, its successors and assigns, forever.

     The Mortgagor, in consideration of the premises, does hereby covenant and agree with the Mortgagee as follows:

     1. Secured Indebtedness. This Mortgage, Assignment and Security Agreement is given to secure all indebtedness evidenced by the two Promissory Notes hereinabove referred to, together with all renewals, extensions and modifications thereof, executed by Mortgagor in favor of Mortgagee in the aggregate principal sum of FIVE MILLION FIVE HUNDRED FIFTY THOUSAND DOLLARS ($5,550,000.00) (herein collectively called the "Notes") bearing interest as provided for in said Notes and containing provisions for the payment of attorney fees and acceleration of maturity as therein set forth.

     2. Mortgagor's Warranties. The Mortgagor represents and warrants that: the Mortgagor is seized of an indefeasible estate in fee simple in the real property and absolute ownership of the personal property comprising the Mortgaged Property; the Mortgagor has full right to sell, convey and mortgage the Mortgaged Property; the Mortgaged Property is free and clear of all general and special taxes, liens, charges and encumbrances of every kind and character; and Mortgagor hereby warrants and will forever defend title to the mortgaged property against the claims of all persons whomsoever.

     3. Further Assurances. Mortgagor shall execute and deliver such other and further instruments and shall do such other and further acts as in the opinion of the Mortgagee may be necessary or desirable to carry out more effectively the purposes of this instrument, including, without limiting the generality of the foregoing, the prompt correction of any defect which may hereafter be discovered in the title to the mortgaged property or in the execution and acknowledgment of this instrument or any other document used in connection herewith or delivered to the Mortgagee in connection with any indebtedness.

     4. Taxes. Subject to the Mortgagor's right to contest the same, the Mortgagor will promptly pay all taxes, assessments and governmental charges legally imposed upon this instrument or upon the Mortgaged Property or upon the interest of the Mortgagee therein, or upon the income, profits, proceeds and other revenues thereof except for Oklahoma Mortgage Tax which is the obligation of the Mortgagee.

     5. Maintenance; Waste. With respect to the Mortgaged Property, the Mortgagor agrees that the Mortgagor will: keep the same in good condition and repair; pay all general taxes, special assessments and other charges that might be levied or assessed thereon as the same become due and payable and furnish to the


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Mortgagee receipts showing payment of any such taxes and assessments, if demanded; pay all debts for repair or improvements hereafter arising which might become liens thereon; comply with or cause to be complied with all requirements of any governmental authority relating thereto; to the extent of insurance proceeds made available, plus the amount of deduction, by Mortgagee and/or any insurance company insuring the Mortgaged Property (or its assignee) and/or any subsequent mortgagee, promptly repair, restore, replace or rebuild any part thereof which might be damaged or destroyed by any casualty whatsoever or which might be affected by any condemnation proceeding or exercise of eminent domain; and promptly notify the Mortgagee of any damage thereto. The Mortgagor further agrees that the Mortgagor will not: commit or suffer to be committed any waste of the Mortgaged Property; initiate, join in or consent to any change in any private restrictive covenant, zoning ordinance or other public or private restriction limiting or defining the uses which may be made of the Mortgaged Property or any part thereof; or permit any lien or encumbrance of any kind or character which might be prior to the lien of this Mortgage to accrue or remain on the Mortgaged Property or any part thereof.

     6 A. Insurance. The Mortgagor shall keep the buildings and improvements now existing or hereafter erected on the Mortgaged Property insured against loss by fire, windstorm and other hazards, casualties and contingencies, vandalism, and malicious mischief as are usually covered by extended coverage policies for the full repair and replacement value, without reduction for depreciation, with such companies, in such amounts, and for such periods as GMAC may require, and will promptly pay any premiums on such insurance when due. GMAC may, at its sole discretion, require Mortgagor to provide other, different, or additional insurance coverage, including, without limitation, earthquake or flood insurance. Mortgagor shall deliver to GMAC policies, certificates, or endorsements of such insurance which will name GMAC as an insured party and will contain loss payable clauses which will make all losses under such policies payable to GMAC. Such policies or certificates shall contain provisions that no such insurance may be canceled or decreased without thirty (30) days prior written notice to GMAC.

     6 B. Casualty Loss. In the event of any loss, damage, or destruction of buildings of improvements, Mortgagor shall immediately notify GMAC. Regarding any covered loss, such insurance company is authorized and directed to make payment of such loss directly to GMAC, and the insurance proceeds may be applied by GMAC toward reimbursement of all costs and expenses in collecting said proceeds, the reduction of the indebtedness secured hereby, or the restoration or repair of the buildings and improvements damaged or destroyed.


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     7. Security Interest. This Mortgage is intended to constitute a security agreement with respect to any part of the Mortgaged Property which might now or hereafter be characterized by law as personal property.

     8.   Condemnation.

          8.1 Mortgagor hereby irrevocably assigns to Mortgagee any award or payment which may be due and owing to the Mortgagor if the property or any part thereof shall be condemned and taken under the power of eminent domain.

          8.2 Immediately on obtaining knowledge of the institution of any proceedings or negotiations for the condemnation of the Mortgaged Property or any portion thereof, the Mortgagor will notify the Mortgagee of the pendency of such negotiations of such proceedings. The Mortgagee may participate in any such negotiations or proceedings, and the Mortgagor from time to time will execute and deliver to the Mortgagee all instruments requested by the Mortgagee to permit such participation.

          8.3 The Mortgagor will file and prosecute in good faith and with due diligence what would otherwise be its claim in any such award or payment and will cause the same to be collected and paid over to Mortgagee.

     9. Sale. If the entire property herein described or any part thereof should be sold or otherwise transferred, at a voluntary or judicial sale or otherwise, the entire unpaid balance of the indebtedness of the Mortgagor to Mortgagee hereby secured and all accrued interest shall become immediately due and payable at the option of Mortgagee.

     10. Events of Default. For purposes of this Mortgage, the following shall constitute events of default: (a) any failure or refusal to pay the indebtedness of Mortgagor to Mortgagee or any part thereof, as the same becomes due in accordance with the terms of the Notes which are secured by this Mortgage; or
(b) default of Mortgagor in performance of any of the terms and conditions of this Mortgage of even date signed by Mortgagor securing said indebtedness; or
(C) if any representation or warranty made by the Mortgagor herein proves untrue in any material respect; or (d) the execution by the Mortgagor of an assignment for the benefit of creditors; or (e) the levy against the Mortgaged Property, or any part thereof, of any execution, attachment, sequestration or other writ; or
(f) the appointment of a receiver of the Mortgagor or the Mortgaged Property, or any part thereof or (g) the failure of the Mortgagor to pay any of the taxes assessments, debts, liens or other charges prior to delinquency, or to insure the Mortgaged Property or deliver the policies of insurance as herein provided for; or (h) the filing by Mortgagor of a petition for adjudication as a bankrupt or seeking any other relief under any bankruptcy, reorganization, debtor's relief or insolvency law now or hereafter


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existing or if the Mortgagor is involuntarily subjected to the filing of any such petition, or the Mortgagor admits in writing an inability to pay debts generally as the same become due; or (i) the sale of all or any part of the collateral herein described without prior written consent of Mortgagee.

     11. Remedies. In the event any one or more of the events of default shall occur and shall not have been remedied, Mortgagee at its option, may declare said entire secured indebtedness immediately due and payable, and without any notice or demand of any kind, both of which are expressly waived. Mortgagee may, at its sole discretion, upon such default, and subject to any mandatory requirements of law then in force and applicable thereto:

     (a) Exercise all of the rights, remedies, powers and privileges of the Mortgagor with respect to the Mortgaged Property or any part thereof and give or withhold all consents required therein which Mortgagor would otherwise be entitled to give or withhold; all costs and expenses, including reasonable attorney's fees, incurred by the Mortgagee in protecting and enforcing its rights under this paragraph shall constitute a demand obligation owing by the Mortgagor and shall bear interest from the date of such costs and expenses at the rate provided in the Notes;

     (b) Appoint as a matter of right a receiver or receivers for all or any part of the Mortgaged Property, whether such receivership be incident to a proposed sale thereof or otherwise;

     (c) Foreclose this Mortgage as provided by law, with or without appraisement, at the option of the Mortgagee, take possession of the Mortgaged Property and exclude the Mortgagor therefrom, by receiver or otherwise, regardless of adequacy of security or solvency of Mortgagor, and enter into possession of the Mortgaged Property and collect the rents, issues and profits thereof; and

     (d) Exercise any and all other rights or remedies granted to the Mortgagee pursuant to applicable law and pursuant to the provisions of said Notes and this Mortgage upon the occurrence of an event of default thereunder or otherwise provided by law.

     12. Power of Sale. Mortgagor hereby expressly confers upon Mortgagee the power to sell said Mortgaged Property upon default herein, without Court proceedings, as provided by the laws of the State of Oklahoma, or to foreclose by legal action, as Mortgagee may elect.

     13. Judicial Proceedings.

     13.1 Upon occurrence of an event of default, Mortgagee may proceed by suit or suits in equity or at law, whether for foreclosure hereunder, or for sale of the Mortgaged Property, or for the specific performance of any covenant or agreement herein


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contained or in aid of the execution of any power herein granted, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Mortgaged Property, or for the enforcement of any other appropriate legal or equitable remedy.

     13.2 The Mortgagee shall have the right to become the purchaser at any sale of the Mortgaged Property held by any court, receiver or public officer, and the Mortgagee shall have the right to credit upon the amount of the bid made therefor, the amount payable out of the net proceeds of such sale to it. Recitals contained in any conveyance made to any purchaser at any sale made hereunder shall conclusively establish the truth and accuracy of the matters therein stated, including, without limiting the generality of the foregoing, nonpayment of the unpaid principal sum of, interest accrued on and fees payable in respect of the indebtedness after the same have become due and payable, advertisement and conduct of such sale in the manner provided herein.

     13.3 The Mortgagor and all who claim through or under the Mortgagor or any one of them waive to the extent that the Mortgagor may lawfully do so, any and all right to have the Mortgaged Property marshalled upon any foreclosure of the lien hereof, or sold in any order, and agree that the Mortgagee or any court having jurisdiction to foreclose such lien may sell the Mortgaged Property as an entirety.

     14. Rights Cumulative. Each and every right, power and remedy herein given to the Mortgagee shall be cumulative and not exclusive and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by the Mortgagee as the case may be, and the exercise, or the beginning of the exercise, of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter, any other right, power or remedy. No delay or omission by the Mortgagee in the exercise of any right, power or remedy shall impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing.

     15. No Waiver. Any failure by the Mortgagee to insist on the strict performance by the Mortgagor of any of the provisions hereof will not be deemed to be a waiver of any of the provisions hereof; the Mortgagee, notwithstanding any such failure, will have the right thereafter to insist on the strict performance by the Mortgagor of all of the provisions of this Mortgage to be performed by the Mortgagor. Neither the Mortgagor nor any other person now or hereafter obligated for the payment of the whole or any part of the indebtedness hereby secured will be relieved of such obligation by reason of the failure of the Mortgagee to enforce any of the provisions of this Mortgage or of any instrument evidencing or securing payment of the indebtedness hereby secured. The Mortgagee


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may at any time, without notice to any person, release any portion of the
Mortgaged Property or any other collateral or any portion thereof which might be held as security for payment of the indebtedness hereby secured, either with or without any consideration for such release, without in any manner affecting the liability of the Mortgagor, and without affecting, disturbing or impairing the validity and priority of the lien of this Mortgage on the remainder of the Mortgaged Property which is unreleased, and without in any manner affecting or impairing any other collateral security which might be held by the Mortgagee. The Mortgagee reserves the right at any time and from time to time, without notice to any person, to grant any indulgence, forbearance, release or extension of time for the payment of the indebtedness hereby guaranteed.

     16. Unenforceable Or Inapplicable Provisions. If any provision hereof is invalid, or unenforceable under the applicable law of the State of Oklahoma or of the United States, the other provisions thereof shall be liberally construed in favor of the Mortgagee in order to effectuate the provision hereof and shall not affect the validity or enforceability of any other such provisions contained herein. Any reference herein contained to a statute or law of the State in which no part of the Mortgaged Property is situated shall be deemed inapplicable to, and not used in, the interpretation hereof.

     17. Expenses of Collection. The Mortgagor agrees that if, and as often as this Mortgage is placed in the hands of an attorney for collection, or to protect the priority or validity of this Mortgage, or to prosecute or defend any suit affecting the Mortgaged Property or to enforce or defend any of the Mortgagee's rights under any instrument evidencing or securing payment of the indebtedness hereby secured, the Mortgagor will pay to the Mortgagee the Mortgagee's reasonable attorney's fees, together with all court costs, expenses for title examination, title insurance or other disbursements relating to the Mortgaged Property which sums will be secured hereby.

     18. Notices. Any notices, requests, demands or other instrument which may be required or permitted to be given or served upon the Mortgagor shall be sufficiently given when mailed by certified mail, return receipt requested and addressed to the Mortgagor at the address shown in the first paragraph of this instrument or to such different address as the Mortgagor shall have designated by written notices received by the Mortgagee.

     19. Oral Changes. This Mortgage contains the entire agreement between the parties pertaining to the subject matter hereof, and cannot be changed, terminated or amended except by written agreement signed by both of the parties hereto.


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A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE WHICH ALLOWS THE MORTGAGEE TO
TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR UNDER THIS MORTGAGE.

     IN WITNESS WHEREOF the Mortgagor has caused this writing to be signed, sealer and delivered this 4th day of December, 1995, at Oklahoma City, Oklahoma.

                                        PERFORMANCE DODGE, INC.,
                                          an Oklahoma Corporation
ATTEST:

/s/Robert W. Hall                       /s/Bill Gilliland
- ---------------------------             -----------------------------
Secretary/Treasurer                     BILL GILLILAND, President

[SEAL]

                                    MORTGAGOR

STATE OF OKLAHOMA      )
COUNTY OF OKLAHOMA     )  ss.

     Before me, a Notary Public, on this 4th day of December, 1995, personally appeared Bill Gilliland to me known to be the identical person who subscribed his name as maker thereof to the foregoing instrument as President of Performance Dodge, Inc., an Oklahoma Corporation, and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of said Corporation, for the uses and purposes therein set forth.

     Given under my hand and seal of office the day and year last above written.

                                       /s/Tula D. Fessender
                                       -----------------------------------
                                       NOTARY PUBLIC

MY COMMISSION EXPIRES:

1/29/96
- ------------------------------
[SEAL]

               [Notary Public Seal of Tula D. Fessender]

TRACT I

A part of the Southeast Quarter (SE/4) of Section Ten (10), Township Eleven (11) North, Range Two (2) West of the Indian Meridian, Oklahoma County, Oklahoma, more particularly described as follows: commencing at the Southeast Corner of the Southeast Quarter (SE/4) of said Section 10; Thence North 89 deg.30'37" West along the South line of aid Southeast Quarter a distance of 175.00 feet; Thence North 00 deg.07'00" East parallel with the East line of said Southeast Quarter a distance of 494.20 feet; Thence South 89 deg.30'37" East parallel with the South line of said Southeast Quarter a distance of 175.00 feet; Thence South 00 deg.07'00" West along the East line of said Southeast Quarter a distance of
494.20 feet to the Point of Beginning.

TRACT II

A part of the Southeast Quarter (SE/4) of Section Ten (10), Township Eleven (11) North, Range Two (2) West of the Indian Meridian, Oklahoma County, Oklahoma, more particularly described as follows: Commencing at the Southeast Corner of the Southeast Quarter (SE/4) of said Section 10; Thence North 89 deg.30'37" West along the South line of said Southeast Quarter a distance of 225.50 feet to the point of beginning; Thence continuing North 89 deg.30'37" West along said South line a distance of 371.78 feet; Thence North 00 deg.07'00" East parallel with the East Line of said Southeast Quarter a distance of 417.44 feet to the South line of Lot A, Block One, Chesser Addition, according to the recorded plat thereof; Thence South 89 deg.30'37" East along the South line of said Lot A, a distance of 171.78 feet; Thence North 00 deg.07'00" East parallel with the East line of said Southeast Quarter a distance of 5.00 feet to the North line of said Lot A; Thence South 89 deg.30'37" East along the North line of said Lot A, a distance of 200.00 feet; Thence South 00 deg.07'00" West parallel with the East line of said Southeast Quarter a distance of 422.44 feet to the Point of Beginning.